SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Under Rule 14a-12

____________________________________________________________________________________________________________

ECRYPT TECHNOLOGIES, INC.

(Name of Registrant as specified in its charter)

____________________________________________________________________________________________________________

Payment of Filing Fee (Check the Appropriate Box):

[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

ECRYPT TECHNOLOGIES, INC.

4750 Table Mesa Drive

Boulder, Colorado 80305

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 28, 2014 at 11:00 am (Pacific Time)

Dear Shareholders,

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of eCrypt Technologies, Inc., (the “Company”), will be held on November 28, 2014 at 11:00 am local time at #804 - 750 W Pender Street Vancouver BC V6C 2T7, to act on the following matters:

1.

To consider and vote upon a proposal by the Board of Directors to amend the Company’s Articles of Incorporation to change the Company’s name to Bravatek Solutions, Inc.; and

2.

To consider and vote upon a proposal by the Board of Directors to increase the maximum aggregate number of shares of common stock which may be issued under the Company’s Stock Compensation Program (the “Program”) to 40,000,000 shares.

Our Board of Directors recommends that you vote “for” each proposal.

The Board of Directors fixed the close of business on October 14, 2014 as the record date for determining those shareholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum of the meeting.  All shareholders are cordially invited to attend the meeting in person.  Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

Reference is made to the headings “Proposal 1” and “Proposal 2” in the attached Proxy Statement, setting forth a more complete description of the matters referred to in Items 1 and 2 above. If you are unable to attend the meeting in person, please read the information contained in the attached Proxy Statement and the form of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Proxy Statement.  The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

Dated as of this 8th day of October, 2014

By Order of the Board of Directors

/s/ Thomas Cellucci

Chief Executive Officer and Director

ECRYPT TECHNOLOGIES, INC.

4750 Table Mesa Drive

Boulder, Colorado 80305

____________________________

PROXY STATEMENT

_____________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

November 28, 2014

The enclosed Proxy is solicited on behalf of eCrypt Technologies, Inc. (the “Company”) for the use at a Special Meeting of Shareholders (the “Meeting”) to be held November 28, 2014, at 11:00 local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.

The Meeting will be held at #804 - 750 W Pender Street Vancouver BC V6C 2T7. The Company’s principal executive office is located at 2129 - 4951 Netarts Hwy W, Tillamook OR, 97141.  The Company’s telephone number is 1.866.204.6703.

These proxy solicitation materials will be mailed on or about October 28, 2014 to all shareholders entitled to vote at the Meeting.

GENERAL INFORMATION

Voting

As of the date hereof, the Company has outstanding: (i) 128,238,890 common shares without nominal or par value, each carrying the right to one vote per share; and (ii) 5,000,000 shares of Series A Convertible Preferred Stock, with limited voting rights per share.

The Board of Directors of the Company has fixed October 14, 2014, (the “Record Date”) as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting.  In accordance with the provisions of the Colorado Business Corporation Act (the “Act”) the Company will prepare a list of shareholders as of the Record Date. In accordance with the voting rights attached to the common shares, each shareholder named in the list will be entitled to vote on all matters coming before the meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the list.

The failure of a shareholder to receive the Notice of Special Meeting does not deprive him or her of the right to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company’s Secretary.  The Secretary will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Act for approval of proposals presented to shareholders.  The Company’s Bylaws provide that a quorum consists of the holders of a majority of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted in favor of all of the matters described herein, and as the proxy holders deem advisable on other matters that may properly come before the meeting.  If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as present with respect to that matter.

The Secretary will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Secretary are consistent with the provisions of the Act concerning voting of shares and determination of a quorum.

Appointment of Proxies

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY ARE DIRECTORS AND SENIOR OFFICERS OF THE COMPANY. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 4750 TABLE MESA DRIVE, BOULDER, CO 80305 AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED.

A Proxy must be executed by a shareholder or his authorized attorney in-fact authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

Revocation of Proxies

Any Shareholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his authorized attorney in-fact authorized in writing, or if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, at the head office of the Company, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

Expenses of Solicitation

The cost of this solicitation will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Certain of the Company’s directors, officers and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since March 31, 2014, the end of our last completed fiscal year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our corporation;

2. any proposed nominee for election as a director of our corporation; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Share Ownership". To our knowledge, no director has advised that he intends to oppose the proposed name change or the proposed increase in the number of shares which may be issued under the Company’s Stock Compensation Program.

PRINCIPAL SHARE OWNERSHIP

Security Ownership of Management

The following table sets forth, as of October 6, 2014, the ownership of each executive officer and director of the Company, and of all executive officers and directors of the Company as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percent of Class
Common	Brad Lever(1) 2129-4951 Netarts Hwy W Tillamook, OR 97141	32,000,000	17.95%
Common	Curt Weldon(1) 2129-4951 Netarts Hwy W Tillamook, OR 97141	1,000,000(2)	0.56%

Common	Jay Cohen(1) 2129-4951 Netarts Hwy W Tillamook, OR 97141	150,000(3)	0.08%
Common	Erik Mettala(1) 2129-4951 Netarts Hwy W Tillamook, OR 97141	150,000(4)	0.08%
Common	Thomas N. Trkla(1) 2129-4951 Netarts Hwy W Tillamook, OR 97141	300,000(5)	0.17%
Common	Thomas A. Cellucci 2129-4951 Netarts Hwy W Tillamook, OR 97141	1,260,338(6)(7)	0.71%
Common	All Directors and Officers as a Group (6 in total)	34,822,838

(1)

Officer or Director of the Company

(2)

On February 9, 2011, the Curt Weldon was granted 1,000,000 restricted stock shares for Director Compensation.

(3)

On February 15, 2011, Jay Cohen was granted 150,000 restricted stock shares for Director Compensation.

(4)

On July 8, 2011, Erik Mettala was granted 150,000 restricted stock shares for Director Compensation.

(5)

On February 15, 2012, Thomas N. Trkla was granted the option to purchase up to 300,000 shares of restricted common stock of the Company for Director Compensation, at the exercise price of $0.30 per Share.

(6)

On March 27, 2014, Thomas A. Cellucci was granted 150,000 restricted stock shares for Director Compensation, of which 37,500 were vested upon grant and 112,500 will vest in three, four month installments, beginning on July 27, 2014, four months after the date of grant, and ending March 27, 2015.

(7)

On June 16, 2014, Thomas A. Cellucci was granted 9,482,704 restricted stock shares for Chief Executive Officer Compensation, of which 1,185,338 were vested upon grant and 8,297,366 will vest in seven, four month installments, beginning on October 16, 2014, four months ater the date of grant, and ending October 16, 2016.

Beneficial Owners

The following table sets forth, as of October 6, 2014, the ownership of each person known by the Company to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percent of Class
Common	Global Capital Partners, LLC PO Box 6560 Pahrump, NV 89041	39,815,455(1)	22.34%
Common	Brad Lever 2129-4951 Netarts Hwy W Tillamook, OR 97141	32,000,000	17.95%
Common	Whonon Trading S A PO Box 5180 Leamington Spa, CV31 9HE	17,830,000(2)	10%
Common	Micro-Tech Industries 44 Granville Park London, SE13 7DX	15,264,614(3)	8.56%
Common	Kasia Zukowska 2129 - 4951 Netarts Hwy W Tillamook, OR 97141	9,600,000	5.39%

(1)

Includes 23,775,000 shares of common stock which may be acquired upon conversion of 2,377,500 shares of Series A Convertible Preferred Stock owned by Global Capital Partners, LLC.  Prior to conversion, the of 2,377,500 shares of Series A Convertible Preferred Stock hold limited voting rights.

(2)

Includes 17,830,000 shares of common stock which may be acquired upon conversion of 1,783,000 shares of Series A Convertible Preferred Stock owned by of Whonon Trading S A. Prior to conversion, the of 1,783,000 shares of Series A Convertible Preferred Stock hold limited voting rights.

(3)

Includes 8,395,000 shares of common stock which may be acquired upon conversion of 839,500 shares of Series A Convertible Preferred Stock owned by of Micro-Tech Industries.  Prior to conversion, the of 839,500 shares of Series A Convertible Preferred Stock hold limited voting rights.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table sets forth, for the years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s chief executive officer , chief financial officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Award(s) ($)	Non-Equity Incentive Plan Compensation (#)	Non-qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Brad Lever, COO, CFO (1)	2014	$nil	--	--	--	--	--	--	$nil
	2013	$nil	--	--	--	--	--	--	$nil
	2012	$nil	--	--	--	--	--	--	$nil
Gabriel Rosu, Chief Technology Officer (2)	2014	$nil	--	--	--	--	--	--	$nil
	2013	$23,076.67	--	--	--	--	--	--	$23,076.67
	2012	$95,000	--	--	--	--	--	$5521.82	$101,321.86
Thomas Cellucci CEO (3)	2014	$nil	--	$154,616	--	--	--	--	$154,616

(1)

As disclosed on Form 8-K filed with the Securities and Exchange Commission on June 17, 2014, Brad Lever resigned as the Chief Executive Officer and became the Chief Operating Officer.  Mr. Lever will also continue to serve as the Chief Financial Officer and a Director.

(2)

On June 12, 2014, Gabe Rosu ceased to serve as the Company’s Chief Technology Officer.

(3)

As disclosed on Form 8-K filed with the Securities and Exchange Commission on June 17, 2014, on June 17, 2014, the Board of Directors of Ecrypt Technologies, Inc., approved the engagement of Dr. Thomas A. Cellucci to serve as the Chief Executive Officer of the Company.  In conjunction with the engagement of Dr. Cellucci, the Company entered into an Employment Agreement and Restricted Shares Agreement which is Exhibit A to the Employment Agreement, pursuant to which the Company granted Dr. Cellucci 9,482,704 restricted stock of the Registrant.

Option Grants in Last Fiscal Year

There were no options granted to any of the named executive officers during the fiscal year ended March 31, 2014.

Equity Compensation Plan Information

On April 12, 2011, subject to shareholder approval, the Board of Directors of the Company approved the adoption of the Ecrypt Technologies, Inc. Stock Compensation Program under which 13,500,000 shares have been reserved for purposes of issuance of incentive stock options, non-qualified stock options, and restricted stock grants to employees, directors and certain key individuals.  On April 15, 2011, pursuant to a written consent in lieu of a meeting, a majority of the Company’s shareholders approved the Program.  The purpose of the Program is to attract and retain key employees, consultants and other persons, and to provide such key individuals with an additional incentive to contribute to the success of the Company.  In order to maintain flexibility in the award of stock benefits, the Program constitutes a single “omnibus” plan, but is composed of three parts.  The first part is the Incentive Stock Option Plan (“Incentive Option Plan) which provides grants of incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended.  The second part is the Nonqualified Stock Option Plan (“Nonqualified Option Plan”) which provides grants of nonqualified stock options.  The third part is the Restricted Shares Plan (“Restricted Plan”) which provides grants of restricted shares of Company common stock. The Incentive Option Plan, the Nonqualified Option Plan and the Restricted Plan respectively comprise Plan I, Plan II, and Plan III of the Program. The foregoing description of the Program is qualified in its entirety by reference to the Ecrypt Technologies, Inc. Stock Compensation Program which was filed as Exhibit 10.9 to Form 8-K filed with the Securities and Exchange Commission on April 20, 2011 and is hereby incorporated by reference.

Compensation Agreements

Subsequent to the end of the fiscal year ended March 31, 2014, the Company entered into an Employment Agreement with Dr. Cellucci for an unfixed term, pursuant to which the Company agreed to employ Dr. Cellucci as the Chief Executive Officer.  Pursuant to the terms of the Employment Agreement, as consideration for Dr. Cellucci’s services as the Chief Executive Officer, Dr. Cellucci was granted a total of up to eighteen million nine hundred and sixty five thousand and four hundred and eight (18,965,408) shares of common stock in the Company, which shares shall be issued as follows: (i) nine million four hundred and eighty two thousand and seven hundred and four (9,482,704) shares of common stock pursuant to the terms and conditions of a Restricted Shares Agreement attached to the Employment Agreement which were filed as Exhibit A to Form 8-K filed on June 17, 2014; and (ii) nine million four hundred and eighty two thousand and seven hundred and four (9,482,704) of common stock pursuant to a restricted shares agreement once the Company either (a) amends its existing Stock Compensation Program (the “Program”) to increase the number of maximum authorized shares which may be issued under the Program, or (b) adopts a new stock compensation program. Additionally Dr. Cellucci may be awarded an annual discretionary performance bonus for his services rendered as the Chief Executive Officer; the amount of the performance bonus is at the discretion of the Registrant’s Board of Directors.  Dr. Cellucci’s Employment is At-Will and may be terminated at any time by the Company or Dr. Cellucci.

Director Compensation

The following table provides summary information concerning compensation awarded to, earned by, or paid to any of our directors for all services rendered to the Company in all capacities for the fiscal year ended March 31, 2014.

Change in
	Fees				Pension
	Earned			Non-Equity	Value and
	And			Incentive	Non-qualified
	Paid in	Stock	Option	Plan	Compensation	All other
Name and	Cash	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Principal Position	($)	($)	($)	(#)	($)	($)	($)

Brad Lever	$nil	--	--	--	--	--	$nil
Curt Weldon	$nil	--	--	--	--	--	$nil

Jay Cohen	$nil	--	--	--	--	--	$nil

Erik Mettala	$nil	--	--	--	--	--	$nil

Thomas Trkla	$nil	--	--	--	--	--	$nil

Matthew Johnson (1)	$nil	$9,000 (1)	--	--	--	--	$9,000

Thomas A. Cellucci	$nil	$154,616 (2)(3)	--	--	--	--	$154,616

(1)

As disclosed on Form 8-K filed with the Securities and Exchange Commission on September 27, 2012, on September 14, 2012 the Board of Directors of Ecrypt Technologies, Inc., appointed Matthew Johnson to serve as a director of the Company.   In conjunction with the Company’s appointment of Mr. Johnson, the Company entered into a Director Agreement and a Restricted Shares Agreement which is Exhibit A to the Director Agreement, pursuant to which the Company granted Mr. Johnson 150,000 shares of restricted common stock of the Registrant. The foregoing description of the Director Agreement and Restricted Shares Agreement is qualified in its entirety by reference to the Director Agreement and Restricted Shares Agreement attached as Exhibit 10.8 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2012.  As disclosed on Form 8-K fled on March 18, 2014, Matt Johnson resigned as Director of the Company.

(2)

As disclosed on Form 8-K filed with the Securities and Exchange Commission on April 1, 2014, on March 27, 2014 the Board of Directors of Ecrypt Technologies, Inc. appointed Thomas A. Cellucci to serve as a director of the Company.  In conjunction with the Company’s appointment of Dr. Cellucci, the Company entered into a Director Agreement and a Restricted Shares Agreement which is Exhibit A to the Director Agreement, pursuant to which the Company granted Dr. Cellucci 150,000 shares of restricted common stock of the Registrant.  The foregoing description of the Director Agreement and Restricted Shares Agreement is qualified in its entirety by reference to the Director Agreement and Restricted Shares Agreement which are attached hereto as Exhibit 10.15 and 10.16 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2014.

(3)

As disclosed on Form 8-K filed with the Securities and Exchange Commission on June 17, 2014, on June 17, 2014, the Board of Directors of Ecrypt Technologies, Inc., approved the engagement of Dr. Thomas A. Cellucci to serve as the Chief Executive Officer of the Company.  In conjunction with the engagement of Dr. Cellucci, the Company entered into an Employment Agreement and Restricted Shares Agreement which is Exhibit A to the Employment Agreement, pursuant to which the Company granted Dr. Cellucci 9,482,704 restricted stock of the Registrant. The foregoing description of the Director Agreement and Restricted Shares Agreement is qualified in its entirety by reference to the Director Agreement and Restricted Shares Agreement which are attached hereto as Exhibit 10.16 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2014.

PROPOSAL ONE:

NAME CHANGE

Overview

Our Articles of Organization (the “Articles”) currently list our company name as eCrypt Technologies, Inc.  On August 6, 2014, the Company’s Board of Directors approved, subject to receiving approval of a majority of our shareholders of our common stock, an amendment to our Articles to change the Company’s name to Bravatek Solutions, Inc. (the “Amendment”).

Reasons for the Name Change

The general purpose and effect of the amendment to our Articles is to change the Company’s name to Bravatek Solutions, Inc.  Our board of directors approved the amendment to our Articles to change our name because the current name “Ecrypt” implies “encryption” which is restrictive and does not accurately reflect the company’s strategic business direction.

Voting Procedure

The Amendment to our Articles will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 1 is accepted by the shareholders, the Articles of our company will be amended in substantially the same form as attached Schedule "A", with changes as may be required by the Colorado Secretary of State.

No Dissenters’ Rights

Under Colorado law, our shareholders are not entitled to appraisal rights with respect to the Amendment and we will not independently provide our shareholders with any such right.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL TWO:

AMENDMENT TO STOCK COMPENSATION PROGRAM

TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER PROGRAM

Overview

On August 6, 2014, the Company’s Board of Directors approved, subject to receiving approval of a majority of our shareholders of our common stock, an amendment to our Company’s Stock Compensation Program to increase the maximum aggregate number of shares of common stock which may be issued under the Program from 13,500,000 shares of common stock to 40,000,000 shares of common stock.

Reasons for the Amendment to the Stock Compensation Program

On April 12, 2011, subject to shareholder approval, the Board of Directors of the Company approved the adoption of the Ecrypt Technologies, Inc. Stock Compensation Program under which 13,500,000 shares of common stock were reserved for purposes of issuance of incentive stock options, non-qualified stock options, and restricted stock grants to employees, directors and certain key individuals as partial consideration for their services to the Company.   On April 15, 2011, pursuant to a written consent in lieu of a meeting, a majority of the Company’s shareholders approved the Program.  The specific objectives of the Program are:  (a) to ensure the retention of the services of existing executive personnel, key employees, and directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel, key employees, and directors; (c) to provide incentive to all such personnel, employees and directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow vendors, service providers, consultants, business associates, strategic partners, and others with, or that the Board of Directors anticipates will have, an important business relationship with the Company or its affiliates, the opportunity to participate in the ownership of the Company and thereby to have an interest in the success and increased value of the Company.

In furtherance of the objectives of the Program, as of June 17, 2014 all of the existing 13,500,000 shares of common stock reserved under the Program had been issued.  To continue with the objectives of the Program and allow for the issuance of additional incentive stock options, non-qualified stock options, and restricted stock grants to employees, directors and certain key individuals, it is necessary for the number of shares of common stock reserved under the Program to be increased.  Pursuant to Article 7 of the Program, any increase in the maximum aggregate number of shares that may be sold or distributed under the program requires the approval a majority of the shareholders of the Company.

The Board of Directors believes that an increase from 13,500,000 to 40,000,000 shares will be sufficient to continue with the objectives of the Program.  If approved, we expect to use the additional shares for continued periodic equity grants to employees (including executive officers), directors and consultants, and will grant 9,482,704 shares of restricted common stock pursuant to a restricted shares agreement to Thomas Cellucci, our Chief Executive Officer.

Potential Effects of the Amendment

The Program is our sole vehicle for making equity awards. The proposed amendment would make an additional 26,500,000 shares available for issuance under Program, which would enable us to continue to offer equity incentives to our employees (including executive officers), directors and consultants. We expect the additional shares would enable us to maintain our equity incentive program through at least December 31, 2016.  An increase in shares available for issuance could result in economic dilution of existing shares of common stock.  However, because future grants and share prices are unknown, the economic dilution associated with the additional shares cannot be calculated.

Current Equity Compensation Plan Information

The following table sets forth, as of September 22, 2014, the number of securities approved and available for future issuances under the Company’s Stock Compensation Program.

	Number of securities to be issued upon exercise of outstanding options, warrants	Weighted average exercise price of outstanding options, warrants	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column)
Plan category			(a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	13,500,000	$0.30	2,042,296

Equity compensation plans not approved by security holders	0	0	0

Total	13,500,000	0	2,042,296

Potential Benefits that May Be Awarded under the Company’s Stock Compensation Program If Amended

All of our employees (including our executive officers) and our directors are potential recipients under the Program. The table below shows the number of shares of restricted stock and stock options awarded since the beginning of the respective officer’s or director’s employment with the Company under the Program.  Except as specifically provided in the “New Plan Benefits” table below, other awards in this and in future years to our directors, executive officers and employees will be determined in accordance with our then current grant practices and may vary.

	Stock Compensation Program
Name and Title or Group	Number of Stock Options Granted to Date	Number of Shares of Restricted Stock Granted to Date
Thomas Cellucci - Chief Executive Officer and Director	0	9,632,704

Brad Lever - Chief Financial Officer and Chief Operating Officer	0	32,000,000(1)

Curt Weldon - Director	0	1,000,000

Jay Cohen - Director	0	150,000

Erik Mettala - Director	0	150,000

Thomas Trkla - Director	300,000	0

All Current Executive Officer and Directors s as a Group	300,000	42,932,704

(1)

The 32,000,000 restricted shares were granted to Mr. Lever prior to the Company’s adoption of the Stock Compensation Program.

NEW PLAN BENEFITS

Stock Compensation Program

Name and Position	Number of Restricted Shares to be Granted if Amendment is Approved
Thomas Cellucci - Chief Executive Officer and Director	9,482,704

Brad Lever - Chief Financial Officer and Chief Operating Officer	0

Curt Weldon - Director	0

Jay Cohen - Director	0

Erik Mettala - Director	0

Thomas Trkla - Director	0

All Current Executive Officer and Directors s as a Group	9,482,704

Voting Procedure

The Amendment to the Program will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 2 is accepted by the shareholders, the Stock Compensation Program will be amended to increase the maximum aggregate number of shares that may be sold or distributed under the Program to 40,000,000 shares.

No Dissenters’ Rights

Under Colorado law, our shareholders are not entitled to appraisal rights with respect to the Amendment to the Program and we will not independently provide our shareholders with any such right.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

October 8, 2014

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS OF

ECRYPT TECHNOLOGIES, INC.

TO BE HELD ON November 28, 2014 at 11:00 am (Pacific Time)

(the “Meeting”)

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION

I, ___________________________________ the undersigned, being a shareholder of eCrypt Technologies, Inc. (the "Company"), hereby appoint Thomas Cellucci, a Director and Chief Executive Officer of the Company or failing him, Brad Lever, a Director and Chief Financial Officer, or instead of the foregoing, __________________________________ as my Proxy, to vote for me and on my behalf at the Special Meeting of Shareholders of the Company, to be held on November 28, 2014 and at any adjournment thereof and to vote the shares in the capital stock of the Company registered in the name of the undersigned with respect to the matters set forth below as follows:

1.

On the proposal to to amend the Company’s Articles of Incorporation to change the Company’s name to Bravatek Solutions, Inc.:

FOR_____________WITHHOLD VOTE_____________

2.

On the proposal to to increase the maximum aggregate number of shares of common stock which may be issued under the Company’s Stock Compensation Program to 40,000,000 shares:

FOR ____________WITHHOLD VOTE_____________

The undersigned hereby revokes any proxy previously given.  WITNESS my hand this_____ day of_____________________, 2014.

___________________________________________

_________________________________________________

NAME (Please Print)

SIGNATURE OF SHAREHOLDER

NOTES:

1.

This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting.  Where no choice is specified by the shareholder, this proxy will confer authority and will be voted in favour of the matters referred to above.

2.

Each shareholder has the right to appoint a person to represent him/her at the meeting other than the person specified above.  Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Company.

3.

This proxy must be executed by the shareholder or his/her attorney duly authorized in writing.  If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4.

Please date this Proxy.  If not dated, it shall be deemed to be dated the day on which it is mailed.

- 0 -

SCHEDULE A

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20071190833

1. Entity name: eCrypt technologies, Inc.
   (If changing the name of the corporation, indicate name before the name change)

2. New Entity name: *(if applicable)* Bravatek Solutions, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   ☐ "bank" or "trust" or any derivative thereof
   ☐ "credit union" ☐ "savings and loan"
   ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________________
   (mm/dd/yyyy)

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ____________________
   (mm/dd/yyyy)

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

AMD_PC Page 1 of 2 Rev. 12/01/2012

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Sargent	Jon	H	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

4750 Table Mesa Dr
(Street name and number or Post Office information)

Boulder	CO	80305
(City)	*(State)*	*(Postal/Zip Code)*

	United States
(Province – if applicable)	*(Country – if not US)*

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ *and include an attachment stating the name and address of such individuals.)*

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

AMD_PC Page 2 of 2 Rev. 12/01/2012